UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2004



                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                    94-3076294
 ------------                 ----------------------        -------------------
(State of                    (Commission File Number)      (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                     --------------------------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                          -----------------------------
                         (Registrant's telephone number)



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ITEM 7. Financial Statements and Exhibits

(c) Exhibits:

     99.08 Press release of the Company dated May 10, 2004 titled "Spectrum Organic Products Reports Record First Quarter Sales."



Item 12. Results of Operations and Financial Condition:

Spectrum Organic Products, Inc. (the "Company" or the "Registrant") issued a press release on May 10, 2004 announcing its first quarter 2004 results of operations and financial condition. Included with that press release were the following financial statements:

     1.   Balance Sheets as of March 31, 2004 and December 31, 2003

     2. Statements of Operations for the three months ended March 31, 2004 and 2003

     3. Statements of Cash Flows for the three months ended March 31, 2004 and 2003

A copy of the press release is included with this 8-K filing as Exhibit 99.08.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 11, 2004

                                            Spectrum Organic Products, Inc.


                                            /s/  Robert B. Fowles
                                            -------------------------------
                                                 Robert B. Fowles
                                                 Duly Authorized Officer &
                                                 Chief Financial Officer